PLEDGE AGREEMENT


                                PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (this "Agreement"), dated as of March 11, 1998, is entered into by FRED MEYER, INC., a Delaware corporation ("FMI"), and each of the undersigned Subsidiaries of FMI (the "Subsidiary Pledgors"; FMI and the Subsidiary Pledgors are each individually referred to herein as a "Pledgor" and collectively as "Pledgors"; provided that after the Closing Date, "Pledgors" shall be deemed to include any new subsidiary of any Pledgor which executes an acknowledgment to this Agreement pursuant to Section 7 hereof agreeing to be bound by the terms hereof) in favor of BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent") and collateral agent (the "Collateral Agent") for the Beneficiaries (as hereinafter defined).


                                    RECITALS


          WHEREAS, FMI, as borrower, the lenders from time to time party thereto (the "Loan Agreement Lenders"), the Administrative Agent and The Chase Manhattan Bank, as syndication agent thereunder (the "Syndication Agent") are parties to that certain Loan Agreement, dated as of the date hereof (as the same shall be amended, supplemented or otherwise modified from time to time, the "Loan Agreement");

          WHEREAS, FMI, as lessee, FMS Trust 1997-1, as lessor (the "Lessor"), Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the investors from time to time party thereto, the lenders from time to time party thereto (the "Synthetic Lease Facility Lenders" and, collectively with the Loan Agreement Lenders, the "Lenders"), the Administrative Agent and the Syndication Agent are parties to that certain participation agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement" and, collectively with the other documents contemplated by the Participation Agreement, the "Synthetic Lease Facility") (the Synthetic Lease Facility, together with the Loan Agreement and the other documents contemplated thereby, the "Facility Documents") (the transactions contemplated by the Facility Documents being collectively referred to as the "Extensions of Credit");

          WHEREAS, pursuant to a guarantee, dated as of the date hereof, the Subsidiary Pledgors have guaranteed the obligations of FMI under the transactions contemplated by the Loan Agreement (the "Loan Guarantee");
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                                                                PLEDGE AGREEMENT

          WHEREAS, pursuant to a guarantee, dated as of the date hereof, FMI has guaranteed the obligations of each Loan Party (other than FMI), the Lessor, and the Owner Trustee under the Synthetic Lease Facility (the "Lessee Guarantee");

          WHEREAS, pursuant to a guarantee, dated as of the date hereof, the Subsidiary Pledgors have guaranteed the obligations of each Loan Party, the Lessor and the Owner Trustee under the Synthetic Lease Facility (the "Synthetic Lease Guarantee" and, collectively with the Loan Guarantee and the Lessee Guarantee, the "Guarantees");

          WHEREAS, FMI, the Subsidiary Pledgors, the Collateral Agent, Bankers Trust Company, as Administrative Agent under the Loan Agreement, and Bankers Trust Company, as Administrative Agent under the Synthetic Lease Facility, on behalf of the Lenders, have entered into an Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the "Intercreditor Agreement"), providing for, among other things, the appointment of the Administrative Agent as Collateral Agent to administer and enforce the security interest granted pursuant to this Agreement as provided therein;

          WHEREAS, it is a condition precedent to the Facility Documents that the Pledgors shall have entered into this Agreement and granted the pledges provided herein; and

          WHEREAS, each Pledgor wishes to grant pledges and security interests in favor of Collateral Agent for the benefit of the Lenders and the persons who may in the future become beneficiaries in accordance with the terms of the Intercreditor Agreement and the Facility Documents (all such beneficially interested parties being the "Beneficiaries"); and

          WHEREAS, each Pledgor is the legal and beneficial owner of the shares of capital stock or similar equity securities constituting voting interests listed opposite the name of such Pledgor in Schedule I hereto (collectively, the "Pledged Shares"), which shares constitute all of the issued and outstanding shares of capital stock or similar equity securities of the corporations or equivalent entities named therein;

          NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce the Lenders to make loans and other extensions of credit under the Facility Documents, the Pledgors hereby agree with the Collateral Agent for the ratable benefit of the Beneficiaries as follows:

          SECTION 1. Certain Defined Terms. Capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement. The following terms as used herein shall have the following meanings:

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                                                                PLEDGE AGREEMENT

          "Agreement" means this Pledge Agreement, as amended or supplemented from time to time.

          "Beneficiaries" shall have the meaning set forth in eighth WHEREAS clause of this Agreement.

          "Extensions of Credit" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

          "Facility Documents" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

          "Guarantee Obligations" shall have the meaning set forth in Section 3.

          "Guarantees" shall have the meaning set forth in the fifth WHEREAS clause of this Agreement.

          "Indemnitee" shall have the meaning set forth in Section 16.

          "Intercreditor Agreement" shall have the meaning set forth in the sixth WHEREAS clause of this Agreement.

          "Lenders" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

          "Lessor" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

          "Loan Agreement" shall have the meaning set forth in the first WHEREAS clause of this Agreement.

          "Loan Agreement Lenders" shall have the meaning set forth in the first WHEREAS clause of this Agreement.

          "Loan Guarantee" shall have the meaning set forth in the third WHEREAS clause of this Agreement.

          "Owner Trustee" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

          "Participation Agreement" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

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                                                                PLEDGE AGREEMENT

          "Pledge Acknowledgment" shall have the meaning set forth in Section 7.

          "Pledge Amendment" shall have the meaning set forth in Section 7.

          "Pledged Collateral" means:

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of a Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and, subject to
     Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase, stock of any issuer of the Pledged Shares from time to time acquired by a Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of a Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and, subject to Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

          (c) all shares of, and all securities convertible into and warrants, options and other rights to purchase, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary (other than an Insignificant Subsidiary) of any Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of a Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and, subject to Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and

          (d) to the extent not covered above, all Proceeds thereof.

          "Pledged Shares" shall have the meaning set forth in the ninth WHEREAS clause of this Agreement.

          "Pledgor" means each of FMI and each Subsidiary Pledgor.

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                                                                PLEDGE AGREEMENT

          "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code (the "Code") as in effect in any relevant jurisdiction or under relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any indemnity or guaranty payable to any Pledgor or any Beneficiaries from time to time with respect to any of the Pledged Collateral and (ii) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral or otherwise receivable or received when the Pledged Collateral is or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "Secured Obligations" shall have the meaning set forth in Section 3.

          "Securities Act" means the Securities Act of 1993, as from time to time amended.

          "Subsidiary Pledgor" shall mean each of the Subsidiaries set forth on the signature pages of this Agreement and any Subsidiary which becomes a party hereto after the date hereof.

          "Syndication Agent" means The Chase Manhattan Bank.

          "Underlying Debt" shall have the meaning set forth in Section 3.

          SECTION 2. Pledge of Security. Each Pledgor hereby pledges to Collateral Agent and grants to Collateral Agent, for the ratable benefit of the Lenders and any other holder of Secured Obligations, a first priority security interest in the Pledged Collateral.

          SECTION 3. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, (i) the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a) and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506 (b), or any successor provision thereto), of all obligations of FMI under the Facility Documents, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Collateral Agent or Beneficiaries as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), (ii) all obligations of the Pledgors under their Guarantees (the "Guarantee Obligations") and (iii) all obligations or

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                                                                PLEDGE AGREEMENT

liabilities of every nature of Pledgors now or hereafter existing under this Agreement (all such obligations of Pledgors, together with the Underlying Debt and the Guarantee Obligations, being the "Secured Obligations").

          SECTION 4. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or, as applicable, shall be accompanied by the Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. If an Event of Default shall have occurred and be continuing, Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a) hereof. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. Representations and Warranties. Each Pledgor represents and warrants as follows:

          (a) Pledged Collateral. All of the Pledged Shares pledged by such Pledgor have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Shares constitute all of the issued and outstanding shares or membership interests, as the case may be, of each issuer thereof and there are no outstanding options, warrants, rights to subscribe, stock purchase rights or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (b) Ownership of Pledged Collateral. Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any Lien except for the security interest created by this Agreement.

          (c) Consents. No consent of any other party (including, without limitation, stockholders or creditors of such Pledgor or any Person under any contractual obligation of such Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by the Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except (x) those which have been obtained or made and (y) as may be required in connection with

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                                                                PLEDGE AGREEMENT

a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (d) Perfection. The pledge and delivery to Collateral Agent of the Pledged Collateral pursuant to this Agreement creates a valid and perfected security interest of Collateral Agent, on behalf of the Beneficiaries, in the Pledged Collateral of such Pledgor, securing the payment and performance of the Secured Obligations, with the priority set forth herein, and all actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (e) Regulations G, T, U and X. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          SECTION 6. Certain Covenants. Each Pledgor hereby covenants that, until the Secured Obligations have been indefeasibly paid in full, such Pledgor will:

          (a) not, (i) except as permitted by each of the Facility Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged hereunder by such Pledgor, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement or (iii) permit, except as permitted by each of the Facility Documents, any issuer of Pledged Shares to merge or consolidate with any Person; provided, however, that in the event any Pledged Collateral is sold, transferred or otherwise disposed of in any transaction permitted by each of the Facility Documents (as long as all such agreements are in effect, otherwise by whichever agreements remain in effect), such Pledged Collateral shall, concurrently therewith, be automatically released from the lien and security interest under this Agreement and the Collateral Agent shall, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such release; provided that arrangements satisfactory to the Collateral Agent have been made for delivery to it of the amounts, if any, required to be paid to the Beneficiaries out of the net proceeds of such disposition;

          (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities or membership interests in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, membership interests or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or membership interests of any Person which, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary (other than an Insignificant Subsidiary) of Pledgor; and

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                                                                PLEDGE AGREEMENT

          (c) promptly deliver to Collateral Agent all written notices received by it with respect to the Pledged Collateral.

          SECTION 7. Further Assurances; Pledge Amendments.

          (a) Each Pledgor agrees that at any time and from time to time, at the expense of the Pledgors, such Pledgor shall promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock, membership interests or other securities required to be pledged hereunder as provided in Section 7(b) or (c) hereof, promptly (and in any event within ten days) deliver to Collateral Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional shares of stock or membership interests to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

          (c) Each Pledgor further agrees that it will cause any direct or indirect Subsidiary (other than Insignificant Subsidiaries) acquired or created after the Closing Date promptly after such acquisition or creation of such new Subsidiary (and in any event within ten days after the date such acquisition or creation, as the case may be) to deliver to Collateral Agent an acknowledgment duly executed by such new Subsidiary in substantially the form of Schedule III hereto (a "Pledge Acknowledgment").

          SECTION 8. Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default (as defined below) shall have occurred and be continuing:

          (i) The Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of any of the Facility Documents. It is understood, however, that neither (A) the voting by Pledgors of any Pledged Shares for or the Pledgors' consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor
     (B) the Pledgors' consent to or approval of any

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                                                                PLEDGE AGREEMENT

     action otherwise permitted under each of the Facility Documents shall be deemed inconsistent with the terms of any of the Facility Documents within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to Collateral Agent.

          (ii) The Pledgors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and other distributions paid in respect of the Pledged Collateral; provided, however, that any and all dividends, interest and other distributions paid or payable in additional equity securities, or warrants, options or similar rights to acquire additional equity securities shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

          (iii) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to the appropriate Pledgor all such proxies, dividend payment orders and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of
Default:

          (i) Upon written notice from Collateral Agent to FMI, all rights of Pledgors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the right to exercise such voting and other consensual rights.

          (ii) All rights of Pledgors to receive the dividends, interest and other payments which they would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the right to receive and hold as Pledged Collateral such dividends, interest and other payments which shall, upon written notice from Collateral Agent, be paid to Collateral Agent.

          (iii) All dividends, interest and other payments which are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of Collateral Agent, shall be segregated from

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                                                                PLEDGE AGREEMENT

     other funds of such Pledgor and shall forthwith be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) hereof and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) hereof or Section 8(b)(ii) hereof, the Pledgors shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as Collateral Agent may from time to time reasonably request.

          SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints Collateral Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Collateral Agent's reasonable discretion to take any action and to execute any instrument, including but not limited to financing and continuation statements, which Collateral Agent may deem necessary or advisable, subject to the terms and conditions of this Agreement, to accomplish the purposes of this Agreement, including, without limitation, (a) to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and (b) if an Event of Default shall have occurred and be continuing, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral, and to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or to enforce the rights of Collateral Agent with respect to any of the Pledged Collateral.

          SECTION 10. Collateral Agent May Perform. If a Pledgor fails to perform any agreement contained herein, Collateral Agent may, upon thirty days' notice to the Pledgor (unless otherwise expressly set forth in this Agreement or an Event of Default shall have occurred and be continuing, in which case, no notice shall be required) itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by the Pledgors under Section 16(b) hereof.

          SECTION 11. Standard of Care. The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that

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                                                                PLEDGE AGREEMENT

which Collateral Agent accords its own property consisting of negotiable securities, it being understood that Collateral Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not any Beneficiary has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value.

          SECTION 12. Events of Default. The occurrence of any "Event of Default" as defined in any of the Facility Documents (other than a "Credit Agreement Event of Default" as defined in the Participation Agreement) shall constitute an Event of Default under this Agreement.

          SECTION 13. Remedies upon Default.

          (a) Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

          (i) Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code as in effect in the State of New York (or any other state with jurisdiction over the Pledged Collateral) at that time, and Collateral Agent may also in its sole discretion, without notice (except as specified below), sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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                                                                PLEDGE AGREEMENT

     Pledgors agree that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, the Pledgors shall be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency.

          (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (iii) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgors shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Collateral Agent in exempt transactions

                                                                PLEDGE AGREEMENT

     under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          (b) Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Agreement to the contrary, as provided in the Intercreditor Agreement, the Collateral Agent shall exercise, or shall refrain from exercising any remedy provided herein in accordance with the instructions of the Required Lenders (as defined in the Intercreditor Agreement) and the Beneficiaries shall be bound by such instructions; and the sole rights of the Beneficiaries under this Agreement shall be (i) to be secured by the Pledged Collateral as provided herein and (ii) to receive the payments provided for in Section 14 hereof.

          SECTION 14. Application of Proceeds. All Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Pledged Collateral for, and/or then or at any time thereafter applied in whole or in part by Collateral Agent against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which the Collateral Agent is entitled to indemnification hereunder and all advances made by the Collateral Agent hereunder for the account of the Pledgors or for the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 16 hereof;

          SECOND: To the payment in full of all Secured Obligations in accordance with Section 8 of the Intercreditor Agreement; and

          THIRD: To the payment to or upon the order of the Pledgors, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 15. Collateral Agent. Collateral Agent shall be obligated and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral) solely in accordance with the Intercreditor Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for resignation and appointment of a successor in the Intercreditor Agreement. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties

                                                                PLEDGE AGREEMENT

of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Pledged Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

          SECTION 16. Indemnity and Expenses.

          (a) The Pledgors jointly and severally agree to indemnify Collateral Agent, each Beneficiary and each of the officers, directors, agents, employees and affiliates of each of them (each an "Indemnitee"), from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Indemnitee seeking indemnification.

          (b) Pledgors will upon demand pay to Collateral Agent the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

          SECTION 17. Waivers of Pledgor.

          (a) Each Pledgor hereby waives any right to require Collateral Agent to: (i) proceed against FMI, any guarantor of any of the Secured Obligations or any other person or entity; (ii) proceed against or exhaust any other security held from any other person or entity; (iii) give notice to any Pledgor of the terms, time and place of any public or private sale of the Pledged Collateral or any other security, or otherwise comply with Section 9504 of the Code (except as provided in Section 13(a)(i)); (iv) pursue any other remedy in Collateral Agent's power; or (v) except as otherwise expressly provided herein or in any other Facility Document, make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

          (b) Each Pledgor waives any defense arising by reason of: (i) any disability or other defense of FMI, any Pledgor or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the

                                                                PLEDGE AGREEMENT

Secured Obligations, legal or equitable discharge of the Secured Obligations or this Agreement or any statute of limitations affecting a Pledgor's liability hereunder; (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations or the release or substitution of any sureties or guarantors of the Secured Obligations; (iii) any act or omission by Collateral Agent which directly or indirectly results in or aids the discharge of any Pledgor or any of the Secured Obligations by operation of law or otherwise; (iv) the release of any other collateral securing the Secured Obligations or the failure by Collateral Agent to perfect or maintain the perfection of any such other collateral; (v) any modification of the Secured Obligations, in any form whatsoever, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations, including, but not limited to, any increase or decrease of the rate of interest on the Secured Obligations; and (vi) any law limiting the liability of or exonerating guarantors or sureties; and

          (c) until all the Secured Obligations shall have been paid in full, each Pledgor waives any right to enforce any remedy which Collateral Agent now has or may hereafter have against any person or entity guaranteeing or securing the Secured Obligations, and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Collateral Agent for the Secured Obligations.

          SECTION 18. Continuing Security Interest; Transfer of Indebtedness. This Agreement shall create a continuing security interest in the Pledged Collateral and shall, unless released and/or terminated pursuant to Section 15 of the Intercreditor Agreement, (a) remain in full force and effect until indefeasible payment in full of all Secured Obligations, the cancellation or termination of the Commitments to extend credit under the Facility Documents and the cancellation or expiration of all outstanding letters of credit, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and each Beneficiary and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), subject to the provisions of the Facility Documents, each Beneficiary may assign or otherwise transfer any Debt held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to a Beneficiary herein or otherwise. Upon the earlier of (i) indefeasible payment in full of all Secured Obligations, the cancellation or termination of the Commitments to extend credit under the Facility Documents, the cancellation or expiration of all outstanding letters of credit or (ii) the release and termination of the pledge pursuant to Section 15 of the Intercreditor Agreement, each Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Pledged Collateral pledged by such Pledgor hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof.

                                                                PLEDGE AGREEMENT

          SECTION 19. Additional Beneficiaries. Each lender, or agent on behalf of each lender, which becomes a party to the Intercreditor Agreement from time to time shall thereupon be deemed a Beneficiary hereunder and shall be entitled to all of the rights and benefits of a Beneficiary hereunder subject to the terms of this Agreement and the Intercreditor Agreement.

          SECTION 20. No Waiver by Beneficiary; Authority of Pledgor. No failure on the part of Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law. It is not necessary for Collateral Agent to inquire into the powers of any Pledgor or the officers, directors or agents acting or purporting to act on behalf of any of them.

          SECTION 21. Amendment, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent on behalf of the Required Lenders (as defined in the Intercreditor Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 22. Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, upon receipt (in the case of telecopy or telex) or four business days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that any notice sent to Collateral Agent shall not be effective until received. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 22) shall be as set forth under each party's name on the signature pages hereof.

          SECTION 23. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined.

                                                                PLEDGE AGREEMENT

          SECTION 24. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 25. Consent to Jurisdiction and Service of Process. All judicial proceedings brought against any Pledgor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction sitting in New York, New York, and by execution and delivery of this Agreement, each Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 22. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. A copy of any such process so served shall be mailed by registered mail to such Pledgor at its address referred to in Section 22 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by any Pledgor refuses to accept service, such Pledgor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Collateral Agent to bring proceedings against any Pledgor in the courts of any other jurisdiction.

          SECTION 26. Waiver of Jury Trial. Each Pledgor and Collateral Agent hereby agree to waive their respective rights to jury trial of any claim or cause of action based upon or arising out of this Agreement. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. Each Pledgor and Collateral Agent acknowledge that this waiver is a material inducement for each Pledgor and Collateral Agent to enter into a business relationship, that each Pledgor and Collateral Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. Each Pledgor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS

                                                                PLEDGE AGREEMENT

AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE
FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

          SECTION 27. Marshaling; Payments Set Aside. Collateral Agent shall not be under any obligation to marshal any assets in favor of any Pledgor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that any Pledgor makes a payment or payments to Collateral Agent or Collateral Agent enforces its security interests or exercises its rights of setoff, and such payment or payments or proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION 28. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          SECTION 29. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same Agreement.


                  [Remainder of page intentionally left blank.]

                                                                PLEDGE AGREEMENT

     IN WITNESS WHEREOF, Pledgors have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.


                                  "PLEDGORS"

                                       FRED MEYER, INC.,
                                       FRED MEYER STORES, INC.
                                       SMITH'S FOOD & DRUG CENTERS, INC.
                                       B&B STORES, INC.,
                                       FM HOLDING CORPORATION,
                                       ROUNDUP CO.,
                                       QUALITY FOOD CENTERS, INC.
                                       HUGHES MARKETS, INC.
                                       FOOD 4 LESS HOLDINGS, INC.
                                       FRED MEYER JEWELERS, INC.
                                       SMITTY'S SUPERMARKETS, INC.
                                       SMITTY'S SUPER VALU, INC.
                                       QUALITY FOOD, INC.
                                       QUALITY FOOD HOLDINGS, INC.
                                       RALPHS GROCERY COMPANY
                                       CALA CO.
                                       FOOD 4 LESS OF SOUTHERN
                                       CALIFORNIA, INC.
                                       ALPHA BETA COMPANY


                                       By: ROGER A. COOKE
                                           -------------------------------------
                                           Title: Vice President & Secretary

                                                                PLEDGE AGREEMENT


                                       Notice Address for Pledgors:

                                       [                       ]

                                       Attention:




                                       With copies to:

                                       [                       ]

                                                                PLEDGE AGREEMENT


                                       "Administrative Agent" and
                                       "Collateral Agent"

                                       BANKERS TRUST COMPANY


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                                       Notice Address:

                                                                PLEDGE AGREEMENT

                                   SCHEDULE I
                             to the Pledge Agreement

          Attached to and forming a part of the Pledge Agreement dated as of March 11, 1998 between Pledgors and Bankers Trust Company, as Administrative Agent and Collateral Agent.



Pledgor:  Fred Meyer, Inc.

                                   Class                  Stock                  Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Fred Meyer Stores, Inc.           Common                1A                      $.01                100

Quality Food Centers,             Common                QF 20005                $.0001              100
Inc.

Food 4 Less Holdings,             Common                263                     $.01                100
Inc.

Smith's Food & Drug               Common                1A                      $.01                100
Centers, Inc.
-----------------------------------------------------------------------------------------------------------
Pledgor:  Fred Meyer Stores, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Roundup Co.                       Common                2                       $1.00              1,000

Fred Meyer of Alaska,             Common                2                       $1.00              1,000
Inc.

Fred Meyer of                     Common                2                       $1.00              1,000
California, Inc.

Distribution Trucking             Common                3                       npv                100
Company

B&B Stores, Inc.                  Common                3                       $1.00              1,000

CB&S Advertising                  Common                3                       $100.00            100
Agency, Inc.
-----------------------------------------------------------------------------------------------------------

                                       I-1

                                                                PLEDGE AGREEMENT


FM Holding                        Common                2                       $.50               1,000
Corporation

FM Retail Services, Inc.          Common                2                       npv                100

Fred Meyer Jewelers,              Common                2                       $.01               100
Inc.

FM Inc.                           Common                2                       npv                100
-----------------------------------------------------------------------------------------------------------

Pledgor:  Smith's Food & Drug Centers, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Smith's Beverage of               Common                11                      $10.00             500
Wyoming

Western Property                  Common                11                      npv                10,000
Investment Group, Inc.

Smitty's Supermarkets,            Common                1                       $.01               1,000
Inc.

Richies, Inc.                     Common                3                       npv                1,000

Treasure Valley Land              N/A                   1                       N/A                100%
Company, L.C.                                                                                      interest
-----------------------------------------------------------------------------------------------------------

Pledgor:  B&B Stores, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
B&B Pharmacy, Inc.                Common                2                       $10.00             5,000
-----------------------------------------------------------------------------------------------------------

Pledgor:  FM Holding Corporation


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Grand Central, Inc.               Common                2                       $1.00            2,172,561
-----------------------------------------------------------------------------------------------------------


                                       I-2

                                                                PLEDGE AGREEMENT

Pledgor:  Roundup Co.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
J H Properties, Inc.              Common                1                       npv              100
-----------------------------------------------------------------------------------------------------------

Pledgor:  Fred Meyer Jewelers, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Merksamer Jewlers,                Common                8                       npv              40,030
Inc.
-----------------------------------------------------------------------------------------------------------

Pledgor:  Quality Food Centers, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Hughes Markets, Inc.              Common                C-3101                  $.01             1

Second Story, Inc.                Common                1                       npv              1,000

Quality Food, Inc.                Common                1                       $.001            100

KU Acquisition                    Common                1                       npv              100
Corporation
-----------------------------------------------------------------------------------------------------------

Pledgor:  Hughes Markets, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Hughes Realty, Inc.               Common                2                       $100.00          200
-----------------------------------------------------------------------------------------------------------

Pledgor:  Food 4 Less Holdings, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Ralphs Grocery                    Common                1                       $.01             1,513,938
Company
-----------------------------------------------------------------------------------------------------------


                                      I-3

Pledgor:  Ralphs Grocery Company


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Falley's, Inc.                    Common                4                       $.50             1,000

Cala Co.                          Common                3                       $.01             1,000

Food 4 Less of Southern           Common                1                       $.01             1,000
California, Inc.

Crawford Stores, Inc.             Common                1                       npv              100
-----------------------------------------------------------------------------------------------------------

Pledgor:  Cala Co.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Bay Area Warehouse                Common                1                       npv              1,000
Stores, Inc.

Cala Foods, Inc.                  Common                179                     $1.00            400,000

Bell Markets, Inc.                Common                I                       $10.00           7,520

Bell Markets, Inc.                Common                J                       $10.00           7,200
-----------------------------------------------------------------------------------------------------------

Pledgor:  Food 4 Less of Southern California, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Alpha Beta Company                Common                4                       npv              1,000
-----------------------------------------------------------------------------------------------------------

Pledgor:  Alpha Beta Company


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Food 4 Less GM, Inc.              Common                1                       npv              1,000

Food 4 Less                       Common                1                       npv              1,000
Merchandising, Inc.
-----------------------------------------------------------------------------------------------------------


                                       I-4

                                                                PLEDGE AGREEMENT


Food 4 Less of                    Common                4                       npv              1,000
California, Inc.
-----------------------------------------------------------------------------------------------------------

Pledgor:  Smitty's Supermarkets, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Smitty's Super Valu,              Common                5                       $.01             1,000
Inc.
-----------------------------------------------------------------------------------------------------------

Pledgor:  Smitty's Super Valu, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Saint Lawrence Holding            Common                4                       $100.00          2,010
Company

Compare, Inc.                     Common                2                       npv              100

Smitty's Equipment                Common                2                       npv              1,000
Leasing, Inc.
-----------------------------------------------------------------------------------------------------------

Pledgor:  Quality Food, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
Quality Food Holdings,            Common                1                       $1.00            100
Inc.
-----------------------------------------------------------------------------------------------------------

Pledgor:  Quality Food Holdings, Inc.


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------
QFC Sub, Inc.                     Common                1                       $.001            100
-----------------------------------------------------------------------------------------------------------

                                                                PLEDGE AGREEMENT

                                   SCHEDULE II
                             to the Pledge Agreement


                           [FORM OF PLEDGE AMENDMENT]

          This Pledge Amendment, dated March __, 1998, is delivered pursuant to
Section 8 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated March __, 1998, between Fred Meyer, Inc. and its Subsidiaries who are signatories thereto and Bankers Trust Company, as Administrative Agent and Collateral Agent (the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure the Secured Obligations as provided in the Pledge Agreement.

                                                        [PLEDGOR]



                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                   Class                 Stock                   Par              Number
    Stock Issuer                 of Stock           Certificate Nos.            Value            of Shares
    ------------                 --------           ----------------            -----            ---------

                                                                PLEDGE AGREEMENT

                                  SCHEDULE III
                             to the Pledge Agreement


                   [FORM OF ACKNOWLEDGMENT OF NEW SUBSIDIARY]


          Reference is hereby made to the Pledge Agreement dated as of March __, 1998 (the "Pledge Agreement") among Fred Meyer, Inc. and its Subsidiaries who are signatories thereto and Bankers Trust Company, as Administrative Agent and Collateral Agent in which this Acknowledgment and its attachments are incorporated.

          The undersigned is a new Subsidiary (which is not an Insignificant Subsidiary) and, as such, is required to pledge its Pledged Shares to secure the Secured Obligations (all as defined in the Pledge Agreement) as provided in the Pledge Agreement. The undersigned hereby represents and warrants that it is the legal and beneficial owner of the shares of capital stock or similar equity securities described in Schedule 1 hereto which shares constitute all of the issued and outstanding shares of all classes of capital stock or similar equity securities of the Subsidiary or Subsidiary so listed.

          The undersigned acknowledges the terms of the Pledge Agreement and agrees to be bound thereby.

                                                     [NEW SUBSIDIARY]


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                       Notice Address:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------


                                      III-1

                                                                PLEDGE AGREEMENT

                                   SCHEDULE 1
                     to the Acknowledgment to New Subsidiary


Capital Stock (or similar equity securities) of Subsidiaries


                                       1-1